UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________

FORM 8-K
_____________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 _____________________________________________________

Date of Report (Date of earliest event reported): December 4, 2024

www.carlisle.com

CARLISLE COMPANIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-09278	31-1168055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16430 North Scottsdale Road, Suite 400, Scottsdale, Arizona 85254
(Address of principal executive offices, including zip code)

480-781-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $1 par value	CSL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 4, 2024, the Board of Directors of Carlisle Companies Incorporated (the “Company”) approved certain amendments to the Company’s Amended and Restated Bylaws (as amended, the “Amended and Restated Bylaws”) to incorporate technical corrections and clarifications to the proxy access notice period provisions in Section 1.09(b) of the Amended and Restated Bylaws. A copy of the Amended and Restated Bylaws is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by this reference.
Item 9.01.    Financial Statements and Exhibits.
(d)          Exhibits

Exhibit Number	Exhibit Title
3.1	Amended and Restated Bylaws of Carlisle Companies Incorporated.
104	Cover page interactive data file (formatted in inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

Date:	December 9, 2024	By:	/s/ Kevin P. Zdimal
Kevin P. Zdimal
Vice President and Chief Financial Officer